UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 17, 2008
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

2200 Northern Boulevard, East Hills, NY	11548
(Address of principal executive offices)	(Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On January 17, 2008, the Board of Directors of the Registrant approved amendments to the Registrant’s By-laws. The amendments changed the number of directors on the Registrant’s Board of Directors from 12 to 11 and added a provision that permits the directors to determine a date for the annual general meeting of the shareholders that is other than within six months after the end of each fiscal year. These amendments are effective January 17, 2008.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
      3(ii)      Registrant’s By-laws, as amended effective January 17, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

January 18, 2008	/s/ FRANCIS MOSCHELLA

Francis Moschella Vice President – Corporate Controller Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

3(ii)	Registrant’s By-laws, as amended effective January 17, 2008